Exhibit 10.1

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT, dated as of August 3, 2018 (the “Amendment”) is by and among ARCBEST FUNDING LLC f/k/a ABF Freight Funding LLC, a Delaware limited liability company, as Borrower (the “Borrower”), ARCBEST CORPORATION, F/K/A ARKANSAS BEST CORPORATION, a Delaware corporation, as Servicer (the “Servicer”), REGIONS BANK, as a lender, PNC BANK, NATIONAL ASSOCIATION, as a lender, letter of credit issuer (in such capacity, the “LC Issuer”) and as agent and administrator for the lenders and their assigns and the LC Issuer and its assigns under the Loan Agreement (in such capacity, the “Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the Servicer, the Lenders, the LC Issuer and the Agent are parties to that certain Second Amended and Restated Receivables Loan Agreement dated as of March 20, 2017 (as amended and supplemented through the date hereof, the “Loan Agreement”)

WHEREAS, the Borrower, the Servicer, the LC Issuer, the Lenders and the Agent agree to amend the Loan Agreement pursuant to the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1.                                          Defined Terms.  Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Loan Agreement.

Section 2.                                          Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 5 below, the Loan Agreement shall be and hereby is amended as follows:

2.1.                        The reference to “1.75%” in Section 9.1(h)(ii) of the Loan Agreement is hereby deleted and replaced with “2.50%”.

2.2.                        The reference to “10.00” in Section 9.1(h)(iv) of the Loan Agreement is hereby deleted and replaced with “8.00”.

2.3.                        Section 9.1(i) of the Loan Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

(i)                                     As at the end of any Special Calculation Period:

(i)                                     the three-month rolling average Delinquency Ratio shall be greater than or equal to 4.25%,

(ii)                                  the three-month rolling average Default Ratio shall be greater than or equal to 2.75%,

(iii)                               the three-month rolling average Dilution Ratio shall be greater than or equal to 4.25%, or

(iv)                              the Accounts Receivable Turnover Ratio shall be less than 6.50.

2.4.                        Clause (g) of the defined term “Concentration Limit” appearing in Exhibit I to the Loan Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

(g)                                  For any Unbilled Receivables in the aggregate, 9.0% of the aggregate Outstanding Balance of all Eligible Receivables; provided however, that during a Special Calculation Period, the Concentration Limit for any Unbilled Receivables in the aggregate shall be 11.0% of the aggregate Outstanding Balance of all Eligible Receivables.

2.5.                        The defined terms “Facility Termination Date” and “Special Calculation Period” appearing in Exhibit I to the Loan Agreement are hereby amended and restated in their entirety and as so amended and restated shall read as follows:

“Facility Termination Date” The earliest to occur of (i) the Amortization Date, and (ii) October 1, 2021.

“Special Calculation Period” Any Calculation Period elected by the Borrower so long as (i) at least five (5) days prior written notice has been given to the Agent and each Lender before the next Settlement Date and (ii) not more than nine (9) Special Calculation Periods have been selected from the Second Amendment Closing Date through the Facility Termination Date.

2.6.                        The defined term “Settlement Date” appearing in Exhibit I to the Loan Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:

“Settlement Date” the 17th day of each month or, if such day is not a Business Day, the Business Day immediately thereafter.

2.7.                        The defined term “Surplus Event” appearing in Exhibit I to the Loan Agreement is hereby deleted in its entirety.

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2.8.                        Exhibit I to the Loan Agreement is hereby amended by adding the defined term “Second Amendment Closing Date” in alphabetical sequence to read as follows:

“Second Amendment Closing Date” shall mean August 3, 2018.

Section 3.                                          Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

3.1.                        The parties hereto shall have executed and delivered this Amendment.

3.2.                        The Agent shall have received an executed Fourth Amended and Restated Fee Letter.

3.3.                        Each representation and warranty of the Borrower and the Servicer contained herein (after giving effect to this Amendment) shall be true and correct.

3.4.                        No (i) Servicer Termination Event, (ii) Unmatured Servicer Termination Event, (ii) Amortization Event, or (iv) Unmatured Amortization Event, shall have occurred and be continuing.

3.5.                        The Agent shall have received such other agreements, instruments, documents, certificates, and opinions as the Agent may reasonably request.

Section 4.                                          Representations of the Borrower and the Servicer.  Each of the Borrower and the Servicer hereby represent and warrant to the parties hereto that as of the date hereof each of the representations and warranties contained in the Loan Agreement and any other Transaction Document to which such Person is a party is true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date).

Section 5.                                          Reaffirmation and Ratification of the Performance Guaranty.  The agreements and obligations of ArcBest Corporation (the “Guarantor”) under the Performance Guaranty are hereby reaffirmed, ratified, brought forward, renewed and extended.  The Guarantor hereby ratifies, affirms, reaffirms, acknowledges, and agrees that the Performance Guaranty represents the valid, binding and enforceable obligation of the Guarantor.  The Guarantor hereby agrees that the Performance Guaranty is and shall remain in full force and effect in favor of the Agent for the benefit of the Secured Parties under the Performance Guaranty, until all obligations owing to the Secured Parties thereunder shall have been satisfied in accordance with its terms.

Section 6.                                          Agreement in Full Force and Effect.  Except as expressly set forth herein, all terms and conditions of the Agreement, as amended, shall remain in full force and effect.

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Section 7.                                          Execution in Counterparts, Effectiveness.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the parties hereto and be deemed an original and all of which shall constitute together but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8.                                          Governing Law.  This Amendment shall be construed in accordance with the laws of the State of New York, without reference to conflict of law principles other than Section 5-1401 of the General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Second Amended and Restated Receivables Loan Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

ARCBEST FUNDING LLC, as Borrower

By: ArcBest Corporation, its sole member

By:	/s/Donald W. Pearson
Name: Donald W. Pearson
Title: Treasurer

ARCBEST CORPORATION, as Servicer

By:	/s/Donald W. Pearson
Name: Donald W. Pearson
Title: Treasurer

Signature Page to Second Amendment to
Second Amended and Restated Receivables Loan Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender, the LC Issuer, and as the Agent

By:	/s/ Michael Brown
Name: Michael Brown
Title: Senior Vice President

Signature Page to Second Amendment to
Second Amended and Restated Receivables Loan Agreement

REGIONS BANK, as a Lender

By:	/s/ Cecil Noble
Name: Cecil Noble
Title: Managing Director

Signature Page to Second Amendment to
Second Amended and Restated Receivables Loan Agreement

Solely for the purpose of Section 5:

ARCBEST CORPORATION, f/k/a ARKANSAS BEST CORPORATION, as Guarantor

By:	/s/ Donald W. Pearson
Name: Donald W. Pearson
Title: Vice President - Treasurer

Signature Page to Second Amendment to
Second Amended and Restated Receivables Loan Agreement